NEWAGECITIES.COM, INC., INC.
                          ----------------------------


                             Subscription Procedure
                             ----------------------



         Each prospective investor for the Units will be required to complete, execute and return to the Company the following documents:

         1. SUBSCRIPTION AGREEMENT: Please complete all the open lines on page 1 and complete all open lines, date and sign on page 5.

         2. PURCHASER QUESTIONNAIRE: Please complete, date and sign the Purchaser Questionnaire attached to the Subscription Agreement. All items on pages i-iv need to be completed.

         3. The minimum investment is two (2) Units ($240,300), subject to acceptance by the Company of subscriptions for lesser or fractional amounts of Units.

         4. Return the completed forms with payment in full by check of $120,150 per Unit subscribed for payable to "NEWAGECITIES.COM, INC."

                             SUBSCRIPTION AGREEMENT
                             ----------------------



NEWAGECITIES.COM, INC., INC.
1181 South Rogers Circle
Suite 5
Boca Raton, FL 33487

Gentlemen:

         The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the "Offer") for Units (the "Units") of Convertible Promissory Notes (the "Notes"), which are convertible into common stock, par value $.02 per share (the "Common Stock"), of NEWAGECITIES.COM, INC.,(the "Company"), at a price of $120,150 per Unit. Each Unit consists of one (1) Note in the principal amount of $120,150. The minimum investment is for two Units ($240,300), subject to the right of the Company to accept subscriptions for a lesser or fractional amount of Units.


          1.      Subscription.


                  Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase ____ Unit(s) for an aggregate purchase price of $__.

                  If the Offer is accepted, the Unit(s) shall be paid for by the delivery of $____ by cash, check, money order payable to the order of "NEWAGECITIES.COM, INC.", or by wire transfer pursuant to your written wire instructions, which is being delivered contemporaneously herewith.


         2.       Conditions to Offer.

                  The offering is made subject to the following conditions: (i) that you shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (ii) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to become a security holder in the Company.

                  The offering period for the Units is through December 24, 1999, although the Company, in its sole discretion, may extend the termination date.

                  Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

          3A. Representations and Warranties of the Undersigned.

                  The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

                  (A) The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

                  (B) The undersigned represents that he (or she or it) has assets in excess of $10,000,000 in the case of institutions, or net worth in excess of $5,000,000 or annual income exceeding $1,000,000 in the case of individuals.

                  (C) The Company has not made any representations or warranties to the undersigned with respect to the Company except as contained herein or included in the Company's public information filed with the Securities and Exchange Commission.

                  (D) The undersigned represents that he is a highly sophisticated investor and has substantial knowledge and experience in financial, investment and business matters so that he is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers as he has deemed appropriate to assist the undersigned in evaluating his proposed investment in the Company.

                  (E) The undersigned represents that he (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

                  (F) The undersigned has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

                  (G) The undersigned acknowledges that the Units and the underlying securities have not been registered under the Securities Act of 1933 (the "Act") in reliance on an exemption for transactions by an issuer in an offshore transaction as defined in SEC Rule 902(h) that is exempt from the registration requirements of Section 5 of the Act pursuant to the safe harbor provided by SEC Regulation S. With respect to that exemption, the Undersigned further represents and warrants to the Company that:

                  (1) The Undersigned is not a U.S. Person as defined in SEC Rule 902(k).

                  (2) The offer to sell the Shares to the Undersigned was not made in the United States, and was made in Toronto, Ontario.

                  (3) The Undersigned's buy order for the Shares was made outside the United States, and was made in Toronto, Ontario.

                  (4) The Undersigned has complied with all of the conditions required of it by SEC Rule 903(b)(3).

                  (5) At no time was the undersigned presented with or solicited by or through any leaflet, public promotional meeting, television advertising or any other form of general solicitation or advertising, or any solicitation in the United States.

                  (H) The undersigned further acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

                  (I) The Units and the underlying securities being subscribed for are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution except as may be permitted by federal and state securities laws. By such representation, the undersigned means that no other person has a beneficial interest in the Units or underlying securities subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Units or underlying securities except in compliance with the provisions of the Act and applicable state securities laws, and understands that the Units are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Act.

                  (J) The undersigned further represents and agrees that the undersigned will not sell, transfer, pledge or otherwise dispose of or encumber the Units or the underlying securities except pursuant to the applicable rules and regulations under the Act or applicable state securities laws, and prior to any such sale, transfer, pledge, disposition or encumbrance, the undersigned will, upon request, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act and any applicable state securities laws is not required.

                  (K) The undersigned hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing shares of Common Stock, underlying the Notes if required in compliance with the Act or state securities laws:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT."


                  (L) The undersigned will not engage in any hedging transactions as precluded by Regulation S under the Act.


                  The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (L) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

          3B.     Representations and Warranties of the Company.

                  The Company, in order to induce the undersigned to make this Offer, and by accepting this Offer, hereby warrants and represents to the undersigned as follows:


                  (A)  Organization and Qualification

                  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Idaho, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is not qualified as a foreign corporation to do business in any other jurisdiction. The Company has no subsidiaries.

                  (B) Authorization, Enforcement, Compliance with Other Instruments.

                  (1) The Company has the requisite corporate power and authority to enter into and perform this Agreement, and to issue the Units, the convertible note evidencing the Units, the common stock into which that note is convertible, the warrant that is part of the Units, the registration rights agreement with respect to the common stock underlying that note and warrant, and all other documents to be delivered by the Company to the undersigned in connection with this Offering (all of the foregoing, collectively, the "Transaction Documents").

                  (2) the execution and delivery of the Transaction Documents by the Company, and the consummation by it of the transactions contemplated hereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders;

                  (3) the note and other Transaction Documents to be executed and delivered by the Company will have been duly executed and delivered by the Company and the persons signing on behalf of the Company have full power and authority to do so; and

                  (4) the Transaction Documents constitute the valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  (C) No Undisclosed Events, Liabilities, Developments, or Circumstances

                  No suit, claim, event, liability, development, or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its businesses, properties, prospects, operations, or financial condition, which could be material but which has not been publicly announced or disclosed in writing to the undersigned

                  (D)  No General Solicitation

                  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
Act) in connection with the offer or sale of the Units.

                  (E)  No Integrated Offering

                  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Units under the Securities Act or cause this offering of the Units to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions.

                  (F)  Internal Accounting Controls

                  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (G)  No Materially Adverse Contracts, Etc.

                  The Company is not subject to any charter, corporate, or other legal restriction, or any judgment, decree, order, rule, or regulation which in the judgment of the Company's officers has, or is expected in the future to have, a material adverse effect on the business, properties, operations, financial condition, results of operations, or prospects of the Company. The Company is not a party to any contract or agreement which in the judgment of the Company's officers has, or is expected to have, a material adverse effect on the business, properties, operations, financial condition, results of operations, or prospects of the Company.

                  (H)  Tax Status

                  The Company has made or filed all federal and state income and all other tax returns, reports, and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes), and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports, and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports, or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.


                  (I) Certain Transactions

                  Except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, or such employee or, to the knowledge of the Company, any corporation, partnership, trust, or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.


                  (J)  Regulation S Exemption

                  The Company understands that the undersigned is purchasing the Units in reliance on the exemption from the registration requirements of Section 5 of the Securities Act for offshore transactions as defined in SEC Rule 902(h), and that the undersigned is relying in part upon the truth and accuracy of, and the Company's compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Company set forth herein in order to determine the availability of such exemptions and the eligibility of the Company to issue and sell the Units to the undersigned without having complied with those registration requirements. With respect to that exemption, the Company further represents and warrants to the Undersigned that:

                  (a) The Company has not offered any of the Units to a U.S. Person (as defined in SEC Rule 902(k)) or to a person in the United States.

                  (b) The offer and sale of the Units to the undersigned is being made in an offshore transaction as defined in SEC Rule 902(h).

                  (c) The Company has not engaged in any directed selling efforts, as defined in SEC Rule 902(c), with respect to the Units.

                  (d) The Company has complied with all of the conditions required of it under SEC Rule 902(b)(3).


          4.      No Waiver.

                  Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

         5.       Miscellaneous.

                  (A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, or by international delivery services such as DHL or Federal Express, to the undersigned at its address set forth below and to NEWAGECITIES.COM, INC., Inc., 1181 South Rogers Circle, Suite 5, Boca Raton, FL 33487.

                  (B) This Subscription Agreement, together with the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

                  (C) The provisions of this Subscription Agreement shall survive the execution thereof.

         6.       Certification.

                  The undersigned certifies that it has read this entire Subscription Agreement and that every statement on its part made and set forth herein is true and complete in all material respects.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.


By ___________________________
Name _________________________
Title ________________________



Accepted as of the ___ day of December, 1999.

NEWAGECITIES.COM, INC., INC.


By:
     Joseph Ardito, Jr., Chairman and
         Chief Executive Officer

THIS NOTE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE, HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATIONS S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

                         8% CONVERTIBLE PROMISSORY NOTE
                         ------------------------------


                 (This 8% Convertible Promissory Note is one of
              a series of promissory notes of like tenor and terms)



December __, 1999.                                                $
                                                                  ---------


         FOR VALUE RECEIVED, the undersigned, NEWAGECITIES.COM, INC., an Idaho corporation ("Maker"), hereby promises to pay to the order of ("Payee") the principal sum of ________ ($____) with interest on the unpaid principal amount at the rate of 8% per annum and on any overdue payment of principal or interest at the rate of 10% per month (18% per annum), and with the principal balance and all accrued interest being due and payable on April 30, 2000, all as hereinafter provided.

         This Note is being issued pursuant to a Confidential Term Sheet (the "Term Sheet") and a Subscription Agreement relating thereto between the Maker and the Payee and constitutes payment in full for ___ Units offered thereby.


         1.       Payments of Interest and Principal.

                  a. Interest. Maker shall pay interest to Payee on the unpaid outstanding principal balance owed to Payee hereunder at the rate of 8% per annum. Interest shall be payable at the time of maturity of this Note commencing as of the date of receipt of Payee's investment with the Maker pursuant to the Term Sheet, through maturity at April 30, 2000.

                  b. Principal. Maker shall have no duty or obligation to pay any portion of the outstanding principal owed hereunder, except as hereinafter provided, until April 30, 2000. On April 30 , 2000 all accrued interest and outstanding principal shall be due and payable, and shall be paid, to Payee.

                  c. Payments. All payments made hereunder shall be applied as made first to the payment of interest then due, and the balance of said payment shall be applied to the payment of the principal sum.


         2. Place of Payment. So long as Payee shall hold this Note, all payments of principal and interest shall be made at the principal office of Payee, _____, as specified by Payee in writing upon presentment of this Note.


         3. Conversion and Redemption.


                  a. Conversion. Until payment by the Maker, any or all of this Note allocatable to the principal amount of $_____ is convertible by the Payee into duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, par value $.02, of the Maker commencing on the date of this Note, at the rate of one share of each $1.50 of the Indebtedness, subject to such adjustment(s), if any, set forth below. The first $300.00 of principal of this note is convertible by the Payee into duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, par value $.02, of the Maker commencing on the date of this Note at the rate of one share of each $.02 of the Indebtedness for a total of 15,000 shares, subject to such adjustments(s), if any, set forth below. The Payee shall exercise the option to convert by sending this Note and written election to such effect to the Maker's transfer agent, which election shall specify the amount of Indebtedness to be converted as well as which allocable portion of the Indebtedness is to be converted.


                  b. Adjustments. In the event that the outstanding Common Stock of the Maker hereafter is restructured or revised by recapitalization, reclassification, combination of shares, stock split or split-up or stock dividend, the aggregate number and kind of Common Stock subject to conversion under this Note shall be adjusted appropriately, both as to the number of shares of Common Stock and the conversion price. No fractional shares will be issued upon any conversion, but an adjustment therefor in cash will be made with respect to any fraction of a share which would otherwise be issuable based upon the market price for one share of the Maker's Common Stock on the trading day immediately preceding any notice of conversion hereunder multiplied by such fraction or, in the alternative, at the election of the Maker, the fractional share may be rounded up to the nearest whole share.

                  c. Sale, Exchange, etc. In case of any sale, exchange, tender offer, redemption or buyout of the Maker's shares, or any consolidation of the Maker with or merger of the Maker into another corporation, or in case of any sale, transfer or lease to another corporation of all or substantially all other property of the Maker, the Maker or such successor or purchasing corporation, as the case may be, shall execute with the Payee an agreement that the Payee shall have the right thereafter, upon payment of the per share conversion price in effect immediately prior to such action, to convert, on the same basis which it would have or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such conversion been accomplished immediately prior to such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided herein. These provisions shall similarly apply to successive consolidations, mergers, sales, transfers or leases. This right shall terminate following notice by the Maker and failure of Payee to exercise the option to convert as provided in subparagraph (a) above.

                  d. Covenants. The Maker covenants and agrees that: (i) all shares of Common Stock delivered upon conversion (in accordance with the terms and conditions set forth herein) of this Note will, upon delivery, be duly and validly authorized and issued, fully paid and non-assessable and free from all liens and charges with respect to the purchase thereof; and (ii) it will at all times reserve and keep available an authorized number of shares of its Common Stock sufficient to permit the exercise in full of all outstanding options, warrants and rights, including the conversion rights under this Note.


         4. Security. This Note is secured by _____ shares of Common Stock of the Maker owned by certain executives of the Maker pursuant to the terms of pledge agreement dated as of the date hereof.



         5.1 Default and Remedies.

                  a. Default. The occurrence of any of the following shall constitute an event of default ("Event of Default"):

                           (1) Failure to Pay. Maker fails to pay, when due, any
of the obligations provided for in this Note at their due date, and such failure continues unremedied for a period of two (2) days after written notice from Payee to Maker of such failure.

                           (2) Denominated Events. The occurrence of any event
expressly denominated as an Event of Default in this Note;

                           (3) Failure to Perform. Maker fails to perform or
observe any material covenant, term or condition of this Note to be performed or observed by Maker and such failure continues unremedied for a period of ten (10) days after written notice from Payee to Maker of such failure;

                           (4) Petition By or Against Maker. There is filed by
or against Maker any petition or complaint with respect to its own financial condition under any state or federal bankruptcy law or any amendment thereto (including without limitation a petition for reorganization, arrangement or extension of debts) or under any other similar insolvency laws providing for the relief of debtors and such petition or complaint is not set aside, stayed or terminated within sixty (60) days after filing; or

                           (5) Appointment of Receiver. A receiver, trustee,
conservator or liquidator is appointed for Maker, or for all or a substantial part of its assets; or Maker shall be adjudicated bankrupt, insolvent or in need of any relief provided to debtors by any court and such appointment or adjudication is not set aside, stayed or terminated within sixty (60) days after filing.

                  5.2 Remedies. Upon the occurrence of an Event of Default and for so long as such default is continuing:

                           (1) The total amount of (i) this Note and the other
outstanding promissory notes issued as part of this series and all other sums which are (A) then due and unpaid or (B) thereafter to become due and payable; and (ii) interest on the foregoing sums, at the rate of 10% per month from said occurrence until paid in full (the "Default Amount") shall, at the option of Payee, become immediately due and payable without notice or demand.

                           (2) Payee may exercise any of the other remedies
provided under applicable laws.

                           (3) Maker shall be liable for all costs, charges and
expenses incurred by Payees including reasonable attorney's fees, by reason of the occurrence of any Event of Default or the exercise of Payees' remedies with respect thereto.


         6. Offshore Investment Intent. This Note is given to Payee with the understanding that Payee is acquiring this Note and the underlying shares of Common Stock in an offshore transaction as defined in S.E.C. Rule 902(h) and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in any distribution in the Unites States or to U.S. persons as defined in S.E.C. Rule 902(k) within the meaning of the Securities Act of 1933, as amended.

         7.       Miscellaneous.

                  7.1 Waivers. No waiver of any term or condition of this Note shall be construed to be a waiver of any succeeding breach of the same term or condition. No failure or delay of Payee to exercise any power hereunder, or to insist upon strict compliance by Maker of any obligations hereunder, and no custom or other practice at variance with the terms hereof shall constitute a waiver of the right of Payee to demand exact compliance with such terms. Maker hereby waives demand, presentment, dishonor, and notice of dishonor of this note.

                  7.2 Invalid Terms. In the event any provision contained in this Note shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  7.3 Successors. This Note shall be binding upon Maker, its legal representatives, successors and assigns, and inure to the benefit of Payee, its legal representatives, successors and assigns.


                  7.4 Controlling Law. This Note shall be read, construed and governed in all respects in accordance with the laws of the _________; provided however that: if any provision of this note is invalid or unenforceable under ___ law but is enforceable under Florida law, then Florida law shall govern the construction and enforcement of that provision. The Maker and Payee each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Note shall be instituted exclusively in ____ (b) waives any objection which the Maker or such Payee may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the in personam jurisdiction in ____, in any such suit, action or proceeding. The Maker and Payee each further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in ____ and agrees that service of process upon the Maker or the Payee mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the Maker or the Payee, as the case may be, in any such suit, action or proceeding.


                  7.5 Amendments. This Note may be amended only by an instrument in writing executed by the party against which enforcement of the amendment is sought.


                  7.6 Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be sufficiently given if addressed to the Maker at 1181 South Rogers Circle, Suite 5, Boca Raton, Florida 33487 and to Payee at ____ in the Subscription Agreement executed by Payee, posted by certified or registered mail, return receipt requested or by international overnight delivery carrier such as Federal Express, etc.. Any party may change said address by giving the other party hereto notice of such change of address. Notice given as hereinabove described shall be deemed given on the date of its deposit in the mail or delivered to the delivery service and, unless sooner received, shall be deemed received by the party to whom it is addressed on the fifth calendar day following the date on which said notice is deposited in the mail.

                  7.7 Construction of Terms. Whenever the context so requires, any gender is deemed to include any other, and the singular is deemed to include the plural, and conversely.

                  7.8 Time of Essence. Time is of the essence in this Note and each and every provision hereof.

                  7.9 Headings. All section and subsection headings herein, wherever they appear, are for convenience only and shall not affect the construction of any terms herein.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer and its seal affixed hereto, as of the day and year first above written.


                                                 NEWAGECITIES.COM, INC.



                                                 By:____________________________
                                                 Name: _________________________
                                                 Its: __________________________

ATTEST:


By:_______________________
         Secretary

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of December __, 1999, by and between newagecities.com, inc., an Idaho corporation (the "Company"), and (the "Subscriber" or the "Holder").


                             Preliminary Statements


         In connection with the Subscriber's purchase of the Company's 8% Secured Convertible Promissory Note (the "Note") in the principal amount of US$___ dated December __, 1999, pursuant to a Subscription Agreement in connection therewith, and the consummation of the transactions contemplated thereby, the Company has agreed, upon the terms and subject to the conditions of the Note, at the option of the Subscriber or other holders of the Notes to convert the Notes into shares of the Company's Common Stock (the "Conversion Shares").

         The Company has also agreed to issue to the Agent (or the Holder) a Warrant (the "Agent's Warrant") to purchase ________ shares of the Company's Common Stock (the "Warrant") (the "Agent's Warrant Shares") and to issue to the Agent a Contingent Warrant (the "Agent's Contingent Warrant") to purchase and additional 150,000 shares of the Company's Common Stock (the "Agent's Contingent Warrant Shares").

         The Warrant, the Agent's Warrant Shares and the Agent's Contingent Warrant Shares are collectively referred to as the Warrant Shares. The Conversion Shares and the Warrant Shares are hereinafter collectively referred to as the "Registrable Securities."


         To induce the Subscriber to purchase the Note, the Company has agreed, pursuant to the terms and conditions of this Agreement, to provide certain registration rights with respect to the Registrable Securities.

                                    Agreement

         In consideration of the foregoing, the mutual covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to become legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

         "Agent" shall mean Thomson Kernaghan & Co. Limited.

         "Agent's Contingent Warrant," "Agent's Contingent Warrant Shares," "Agent's Warrant" and "Agent's Warrant Shares" each shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Agreement" shall mean this Registration Rights Agreement.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Conversion Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.


         "Company" shall mean newagecities.com Inc., an Idaho company.


         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

         "Filing Deadline" shall have the meaning ascribed to such term in
Section 2.1 of this Agreement.


         "Holder" or "Holders" shall mean (a) the Agent, or the Subscriber for whom the agent may be acting for and (b) any Person holding Registrable Securities as a transferee of the Agent or Subscriber (directly or indirectly, including subsequent transfers).


         "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing with the Commission one or more registration statements covering Registrable Securities in compliance with the Registrable Securities Act that is declared or ordered effective by the Commission.

         " Registrable Securities" shall mean the Conversion Shares and theWarrant Shares and any shares of capital stock issued or issuable with respect to the Conversion Shares and the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event; provided, however, that such Registrable Securities shall cease to be Registrable Securities when (a) a registration statement with respect to such Registrable Securities shall have been declared effective under the Registrable Securities Act and such Registrable Securities shall have been disposed of pursuant to the registration statement, (b) such Registrable Securities are distributed to the public pursuant to Rule 144(k) (or any successor provisions) promulgated under the Securities Act or (c) such Registrable Securities shall have ceased to be outstanding.

         "Registration Deadline" shall have the meaning ascribed to such term in
Section 2.1 of this Agreement.

         "Registration Expenses" shall mean all expenses incurred in order to comply with Article II hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one (1) counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding the compensation of regular employees of the Company (which shall be paid in any event by the Company) and excluding Selling Expenses.

         "Restricted Registrable Securities" shall mean Registrable Securities that are "restricted Registrable Securities" as defined in Rule 144 under the Securities Act.

         "Registrable Securities" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Securities Act" shall mean the Registrable Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions incurred in connection with the sale of Registrable Securities pursuant to a registration effected hereunder.

         "Warrant Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

                                   ARTICLE II
                               REGISTRATION RIGHTS

         Section 2.1       Mandatory Registration.


                  (a) The Company shall prepare and file with the Commission within sixty (60) days from the date of this Agreement (the "Filing Deadline") a registration statement or registration statements (as is necessary) covering the issuance and the resale of all of the Registrable Securities. Such registration statement shall initially register for resale at least ____ Conversion Shares, and ______
         Warrant Shares. The Company shall use its best efforts to have the registration statement declared effective by the Commission within one hundred and twenty (120) days after the Filing Deadline (the "Registration Deadline"). The Company shall permit the registration statement to become effective within five (5) business days after receipt of a "no review" notice from the Commission. Such registration statement shall be kept current and effective for the greater of (i) a period of at least three (3) years from the Closing Date and (ii) a period of at least ninety (90) days after (x) all of the Notes shall have been converted into Conversion Shares or paid in full, and (y) the Agent's Warrant and the Agent's Warrant shall have been fully exercised or expired. If a registration statement with respect to the Registrable Securities is not effective on the Registration Deadline date, the Company agrees to and shall pay the Agent liquidated damages equal to the value of investment at the rate of 2% of the investment amount for each month after April 30, 2000. These liquidated damages are payable monthly,pro-rated for partial months, until the registration statement is effective.


         Section 2.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 shall be borne by the Company; and all Selling Expenses in connection with such registration, qualification or compliance shall be borne by the holders of the Registrable Securities so registered pro rata on the basis of the number of shares so registered.

         Section 2.3 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Article II, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

                  (a) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Registrable Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement;

                  (b) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirement of the Registrable Securities Act, and such other documents as they may reasonably request (including a conformed copy of the registration statement filed with the Commission and any amendments thereto and an original executed underwriting agreement entered into in connection with such registration) in order to facilitate the disposition of Registrable Registrable Securities owned by them;

                  (c) use reasonable efforts to register and qualify the Registrable Securities covered by such registration statement under such other Registrable Securities or blue sky laws of one (1) jurisdiction (in addition to those jurisdictions in which the Company has otherwise agreed to so register and qualify such Registrable Securities) as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter(s) of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement;

                  (e) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (f) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Article II, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with registration pursuant to this
         Article II, if such Registrable Securities are being sold through underwriters, or on the date that the registration statement with respect to such Registrable Securities becomes effective, if such Registrable Securities are not being sold through underwriters, (i) a copy of any opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters of the Company, and (ii) a copy of any letter, dated such date, from the independent accountants of the Company, addressed to the underwriters of the Company.

         Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f) of this Section 2.3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of a supplemented or amended prospectus and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement. In the event the Company shall give any such notice, the period set forth in clause (a) of this Section 2.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 2.3 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of a supplemented or amended prospectus.

         Section 2.4       Indemnification.

                  (a) The Company will indemnify each Holder, each Holder's officers, directors and partners, and each Person controlling such Holder (collectively, "Holder's Parties"), participating in any registration, qualification, or compliance effected pursuant to this
         Article II with respect to Registrable Securities held by such Holder and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Registrable Securities Act, the Exchange Act or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder's Parties each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company by such Holder's Parties or underwriter or Person controlling such underwriter specifically for use in the preparation thereof.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the Registrable Securities as to which such registration, qualification or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company Registrable Securities covered by such a registration statement, and each Person who controls the Company or such underwriter within the meaning of the Registrable Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on
         (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, Persons, underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with the written information furnished to the Company by such Holder specifically for use in the preparation thereof, or (ii) any violation by any such Holder of any federal, state or common law rule or regulation applicable to such Holder in connection with the distribution of Registrable Securities pursuant to a registration statement, and will reimburse the Company, such Holders, such directors, officers, Persons, underwriters or control Persons for any legal any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred; provided, however, that the obligations of each such Holder hereunder shall be limited to an amount equal to the aggregate proceeds received by such Holder in such offering.

                  (c) Each party entitled to indemnification under this Section
         2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of one counsel representing the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4, except to the extent such failure to give notice shall materially and adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) (i) If the indemnification provided for in this Section
                  2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party hereunder shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relevant intent, knowledge, access to information and opportunities to correct or prevent such statement or omission.

                           (ii) The parties agree that it would not be just and
                  equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the claims, losses, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

                           (iii) No Holder that is a seller of Registrable
                  Securities covered by such registration statement or Person controlling such seller other than the Company shall be obligated to make contribution hereunder that in the aggregate exceeds the total public offering price of the Registrable Securities sold by such Holder, less the aggregate amount of any damages that such Holder and its controlling Persons have otherwise been required to pay pursuant to this Section 2.4. The obligations of such Holders to contribute are several in proportion to their respective ownership of the Registrable Securities covered by such registration statement and not joint.

                           (iv) The indemnity and contribution provided herein
                  shall be in addition to, and not in lieu of, any other liability that one party may have to another.

         Section 2.5 Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article II.

         Section 2.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Restricted Registrable Securities to the public without registration, the Company agrees to:

                  (a) use its best efforts to facilitate the sale of the Restricted Registrable Securities to the public without registration under the Registrable Securities Act, pursuant to Rule 144 under the Registrable Securities Act;

                  (b) make and keep public information available, as those terms are understood and defined in Rule 144 under the Registrable Securities Act, at all times after the effective date of the first registration statement filed by the Company for an offering of its Registrable Securities to the general public;

                  (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Registrable Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (d) so long as a Holder owns any Restricted Registrable Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the public information requirements of said Rule 144, and the reporting requirements of the Registrable Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Securities without registration.

         Section 2.7 Transfer of Registration Rights. The rights granted under this Article II may be assigned or otherwise conveyed by any Holder of Registrable Securities to any transferee, subject to compliance with all applicable Registrable Securities laws and regulations.

         Section 2.8 Certain Limitations in Connection with Future Grants of Registration Rights.

         From and after the date of this Agreement, without the prior written consent of the Holders of a majority of the Registrable Securities, the Company shall not enter into any agreement with any holder or prospective holder of any Registrable Securities of the Company providing for the granting to such holder of registration rights that would be superior to those granted to Holders pursuant to Section 2.1.

         Section 2.9 Restrictions on Market Manipulation. In the event any shares of Common Stock are offered or sold by any Holder in a registration, each such Holder will:

                  (a) advise the Company in writing of any offer, sale or other disposition by it of any Common Stock in any manner other than as set forth in the registration statement or any prospectus included therein on or for the 30-day period prior to the filing of such registration statement until the distribution under the registration statement has been completed;

                  (b) not effect any stabilization activity in connection with the Company's Common Stock;

                  (c) not bid or purchase, for any account in which it has a beneficial interest, any Common Stock except as may be permitted pursuant to Rule 10b-6 under the Exchange Act (if applicable);

                  (d) not until it has sold all of such shares of Common Stock, attempt to induce any Person to purchase any Common Stock except as may be permitted pursuant to Rule 10b-6; and

                  (e) not until it has sold all such shares of Common Stock, pay any compensation for soliciting another to purchase any Registrable Securities of the Company, except as may be permitted pursuant to Rule 10b-6.

                                   ARTICLE III
                                  MISCELLANEOUS


         Section 3.1 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida; provided, however, that if any provision of this Agreement is unenforceable under the laws of the State of Florida, but is enforceable under the laws of _____, then such provision shall be governed by and interpreted in accordance with the laws of the _____. The parties agree that the courts of _____, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

         Section 3.2 Successors and Assignees. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assignees, heirs, executors and administrators (as the case may be) of the parties hereto.

         Section 3.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

         Section 3.4 Notices, etc. All notices given under this Agreement and under the other Loan Documents shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):


                  If to the Subscriber:                      If to the Company:
                                                        newagecities.com, inc.
                                                        1181 South Rogers Circle, Suite 5
                                                        Boca Raton, Florida 33487
                                                        Attention: Joe Ardito, Jr., CEO
                                                        Facsimile No. (561) 989-9404



         Section 3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein or of or in any similar breach or default thereunder occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder shall be cumulative and not alternative.

         Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

         Section 3.7 Severability. In the event any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 3.8 Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with, an agreement or consent in writing signed by the Company and by the Holders of a majority of the Registrable Securities voting as a single class.

         The parties have executed this Registration Rights Agreement as of the date first written above.



The Subscriber:                                 The Company:

[Insert Subcriber Information]                  NEWAGECITIES,COM, INC.


                                                By _____________________________
                                                Name ___________________________
                                                Title __________________________
                                                Date signed_____________________

                                    WARRANT


                                                                WARRANT

Warrant No. 60

                Void after 5:00 p.m. _____, on December __, 2005
                   Warrant to Purchase Shares of Common Stock

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.


          -------------------------------------------------------------

               WARRANT TO PURCHASE _______ SHARES OF COMMON STOCK

                                       OF

                             NEWAGECITIES.COM, INC.
        ----------------------------------------------------------------

         This it to certify that, FOR VALUE RECEIVED, _______________________ or assigns ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from NEWAGECITIES.COM, INC., an Idaho corporation (the "Company"), the fully paid, validly issued and non-assessable shares of Common Stock, $0.02 par value, of the Company ("Common Stock") at any time or from time to time during the period from the date hereof, through and including June 30, 2005, but not later than 5:00 p.m. Toronto, Ontario time, on June 30, 2005 (the "Exercise Period"), at the price of US$2.50 per share (the "Exercise Price"). The total number of shares of Common Stock to be issued upon exercise of this Warrant shall be _______ shares. The price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the respective exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         The Company has agreed to register the issuance and resale of the Common Stock issuable upon exercise of this Warrant under the U.S. Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement between the Company and the Holder of even date herewith.

         In addition, as an alternative to payment of the aggregate exercise price in accordance with the preceding paragraphs, but only in the event that the issuance and resale of the Warrant Shares are not subject to a current effective registration statement under the Securities Act, then the Holder may elect to effect a cashless exercise by so indicating on the Exercise Form and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Holder shall surrender this Warrant for that number of Common Shares determined by multiplying the number of Warrant Shares for which this warrant is being exercised by the result obtained from subtracting the exercise price in effect at such time from the closing price for the Common Stock on the principal market for the Common Stock on the date preceding the date of exercise.

A.       EXERCISE OF WARRANT

         This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period; provided, however, that (i) if the last day of the Exercise Period is a day on which banking institutions in the City of Toronto are authorized by law to close, then the Exercise Period shall terminate on the next succeeding day that shall not be such a day, and during such period the Holder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, with the Exercise Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Escrow Holder shall, to the extent that the Company has deposited shares of Common Stock with the Escrow Holder for that purpose, issue and deliver to the Holder a certificate or certificates for the designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its principal office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

         THIS WARRANT MAY BE EXERCISED ONLY (i) BY A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT), (ii) IF NOT EXERCISED ON BEHALF OF A U.S. PERSON, (iii) IF NO U.S. PERSON HAS ANY INTEREST IN THE WARRANTS BEING EXERCISED OR THE UNDERLYING SECURITIES TO BE ISSUED UPON EXERCISE, AND (iv) OUTSIDE THE UNITED STATES AND THE WARRANT SHARES UNDERLYING THE WARRANTS ARE TO BE DELIVERED OUTSIDE THE UNITED STATES. IF THE ABOVE CANNOT BE COMPLIED WITH, THEN THE WARRANT CAN BE EXERCISED ONLY IF A WRITTEN OPINION OF COUNSEL, THE FORM AND SUBSTANCE OF WHICH IS ACCEPTABLE TO THE COMPANY, IS DELIVERED TO THE COMPANY PRIOR TO EXERCISE OF THE WARRANTS BEING EXERCISED THAT REGISTRATION IS NOT REQUIRED, OR THE UNDERLYING SECURITIES DELIVERED UPON EXERCISE HAVE BEEN REGISTERED UNDER THE ACT.

B.       RESERVATION OF SHARES AND COVENANTS OF THE COMPANY

         The Company shall at all times have allotted and reserved for issuance, and deposited with the Escrow Holder for delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

         The Company covenants with the Holder that so long as any Warrants remain outstanding and may be exercised:

         1. it will cause the shares of Common Stock and the certificates representing the Common Stock subscribed and paid for pursuant to the exercise of the Warrants to be duly issued and deposited with the Escrow Holder for delivery in accordance herewith and the terms hereof;

         2. all shares of Common Stock that shall be issued upon exercise of the right to purchase provided for herein, upon payment of the prevailing Exercise Price herein provided, shall be fully paid and non-assessable;

         3. it will use its best efforts to maintain its corporate existence; and

         4. generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided herein.


C.       FRACTIONAL SHARES

         No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

         1. If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or, if no such sale is made (or reported) on such day, the average closing bid and asked prices for such day on such exchange or system; or

         2. If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean to the last reported bid and ask prices reported by the Electronic Bulletin Board or National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

         3. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

D.       EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT

         This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any applicable transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt of the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         This Warrant and the Common Stock issuable upon exercise of this Warrant were issued under Regulation S under the Act and may be transferred only in accordance therewith and as provided in the legends set forth in this Warrant.

E.       RIGHTS OF THE HOLDER

         The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

F.       ANTI-DILUTION PROVISIONS

         The respective Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events are follows:

         1. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the respective Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the respective Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

         2. Whenever the respective Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the respective number of Shares initially issuable upon exercise of this Warrant by a fraction, the denominator of which shall be the Exercise Price after giving effect to such action and the numerator of which shall be the Exercise Price in effect immediately prior to such action.

         3. No adjustment in the respective Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustment that by reason of this Subsection
                  (3) is not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (F) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (F) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the respective Exercise Price, in addition to those required by this Section (F), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including the Warrants).

         4. In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (3) inclusive above.

         5. Irrespective of any adjustments in the respective Exercise Price or the related number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

G.       OFFICER'S CERTIFICATE

         Whenever the respective Exercise Price shall be adjusted as required by the provisions of the foregoing Section (F), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of related additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section
(A) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

H.       NOTICES TO WARRANT HOLDERS

         So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, options or warrants (other than this Warrant) or (iii) if a capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen (15) days prior to the date specified, as the case may be, a notice containing a brief description of the proposed action and stating the date on which a record date is to be determined for the purpose of such dividend, distribution or issue of rights, options, or warrants or such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. The failure to give such notice shall not otherwise affect the action take by the Company.

I.       RECLASSIFICATION, REORGANIZATION OR MERGER

         In case of any reclassification, capital reorganization or other change of outstanding shares Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock an other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of such number of shares of Common Stock that might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (I) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (F) hereof.

J.       WARRANTS TO RANK PARI PASSU

         All Warrants shall rank pari passu, whatever may be the actual date of issue of the same.


K.       GOVERNING LAW; JURISDICTION AND VENUE

         This Warrant shall be governed by and interpreted in accordance with the laws of the State of Florida; provided, however, that if any provision of this Agreement is unenforceable under the laws of the State of Florida, but is enforceable under the laws of the ___________________________, then such provision shall be governed by and interpreted in accordance with the laws of the Province of Ontario.

         The parties agree that the courts of the ___________________________, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.



         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by the undersigned, each being duly authorized, as of the date below.

                                             newagecities.com, Inc..


                                             By:_____________________________
                                             Its:____________________________

DATED:  December __, 1999

ATTEST:

_______________________

_______________________

                                                      AGENTS' CONTINGENT WARRANT

Warrant No. 61

        Void after 5:00 p.m. Toronto, Ontario time, on December 22, 2002
                   Warrant to Purchase Shares of Common Stock

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.


          -------------------------------------------------------------

          CONTINGENT WARRANT TO PURCHASE 150,000 SHARES OF COMMON STOCK

                                       OF

                             NEWAGECITIES.COM, INC.
        ----------------------------------------------------------------

         This it to certify that, FOR VALUE RECEIVED, limited or assigns ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from NEWAGECITIES.COM, INC., an Idaho corporation (the "Company"), the fully paid, validly issued and non-assessable shares of Common Stock, $0.02 par value, of the Company ("Common Stock") at any time or from time to time during the period from the date hereof, through and including June 30, 2005, but not later than 5:00 p.m. time, on June 30, 2005 (the "Exercise Period"), at the price of US$ 2.50 per share (the "Exercise Price"). The total number of shares of Common Stock to be issued upon exercise of this Warrant shall be shares. The price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the respective exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."


         This warrant is exercisable if, and only if, an any time during the Exercise Period, the closing bid price of the Common Stock shall be less than US$ 1.26 for 20 consecutive trading days. Upon the happening of such event, this warrant shall be and remain fully exercisable until the expiration of the Exercise Period.

         The Company has agreed to register the issuance and resale of the Common Stock issuable upon exercise of this Warrant under the U.S. Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement between the Company and the Holder of even date herewith.

         In addition, as an alternative to payment of the aggregate exercise price in accordance with the preceding paragraphs, but only in the event that the issuance and resale of the Warrant Shares are not subject to a current effective registration statement under the Securities Act, then the Holder may elect to effect a cashless exercise by so indicating on the Exercise Form and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Holder shall surrender this Warrant for that number of Common Shares determined by multiplying the number of Warrant Shares for which this warrant is being exercised by the result obtained from subtracting the exercise price in effect at such time from the closing price for the Common Stock on the principal market for the Common Stock on the date preceding the date of exercise.


A.       EXERCISE OF WARRANT

         This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period; provided, however, that (i) if the last day of the Exercise Period is a day on which banking institutions in the City of Toronto are authorized by law to close, then the Exercise Period shall terminate on the next succeeding day that shall not be such a day, and during such period the Holder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, with the Exercise Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Escrow Holder shall, to the extent that the Company has deposited shares of Common Stock with the Escrow Holder for that purpose, issue and deliver to the Holder a certificate or certificates for the designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its principal office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

         THIS WARRANT MAY BE EXERCISED ONLY (i) BY A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT), (ii) IF NOT EXERCISED ON BEHALF OF A U.S. PERSON, (iii) IF NO U.S. PERSON HAS ANY INTEREST IN THE WARRANTS BEING EXERCISED OR THE UNDERLYING SECURITIES TO BE ISSUED UPON EXERCISE, AND (iv) OUTSIDE THE UNITED STATES AND THE WARRANT SHARES UNDERLYING THE WARRANTS ARE TO BE DELIVERED OUTSIDE THE UNITED STATES. IF THE ABOVE CANNOT BE COMPLIED WITH, THEN THE WARRANT CAN BE EXERCISED ONLY IF A WRITTEN OPINION OF COUNSEL, THE FORM AND SUBSTANCE OF WHICH IS ACCEPTABLE TO THE COMPANY, IS DELIVERED TO THE COMPANY PRIOR TO EXERCISE OF THE WARRANTS BEING EXERCISED THAT REGISTRATION IS NOT REQUIRED, OR THE UNDERLYING SECURITIES DELIVERED UPON EXERCISE HAVE BEEN REGISTERED UNDER THE ACT.

B.       RESERVATION OF SHARES AND COVENANTS OF THE COMPANY

         The Company shall at all times have allotted and reserved for issuance, and deposited with the Escrow Holder for delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

         The Company covenants with the Holder that so long as any Warrants remain outstanding and may be exercised:

         1. it will cause the shares of Common Stock and the certificates representing the Common Stock subscribed and paid for pursuant to the exercise of the Warrants to be duly issued and deposited with the Escrow Holder for delivery in accordance herewith and the terms hereof;

         2. all shares of Common Stock that shall be issued upon exercise of the right to purchase provided for herein, upon payment of the prevailing Exercise Price herein provided, shall be fully paid and non-assessable;

         3. it will use its best efforts to maintain its corporate existence; and

         4. generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided herein.

C.       FRACTIONAL SHARES

         No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

         1. If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or, if no such sale is made (or reported) on such day, the average closing bid and asked prices for such day on such exchange or system; or

         2. If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean to the last reported bid and ask prices reported by the Electronic Bulletin Board or National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

         3. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

D.       EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT

         This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any applicable transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt of the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         This Warrant and the Common Stock issuable upon exercise of this Warrant were issued under Regulation S under the Act and may be transferred only in accordance therewith and as provided in the legends set forth in this Warrant.

E.       RIGHTS OF THE HOLDER

         The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

F.       ANTI-DILUTION PROVISIONS

         The respective Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events are follows:

         1. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the respective Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the respective Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

         2. Whenever the respective Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the respective number of Shares initially issuable upon exercise of this Warrant by a fraction, the denominator of which shall be the Exercise Price after giving effect to such action and the numerator of which shall be the Exercise Price in effect immediately prior to such action.

         3. No adjustment in the respective Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustment that by reason of this Subsection
                  (3) is not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (F) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (F) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the respective Exercise Price, in addition to those required by this Section (F), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including the Warrants).

         4. In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (3) inclusive above.

         5. Irrespective of any adjustments in the respective Exercise Price or the related number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

G.       OFFICER'S CERTIFICATE

         Whenever the respective Exercise Price shall be adjusted as required by the provisions of the foregoing Section (F), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of related additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section
(A) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

H.       NOTICES TO WARRANT HOLDERS

         So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, options or warrants (other than this Warrant) or (iii) if a capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen (15) days prior to the date specified, as the case may be, a notice containing a brief description of the proposed action and stating the date on which a record date is to be determined for the purpose of such dividend, distribution or issue of rights, options, or warrants or such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. The failure to give such notice shall not otherwise affect the action take by the Company.

I.       RECLASSIFICATION, REORGANIZATION OR MERGER

         In case of any reclassification, capital reorganization or other change of outstanding shares Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock an other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of such number of shares of Common Stock that might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (I) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (F) hereof.

J.       WARRANTS TO RANK PARI PASSU

         All Warrants shall rank pari passu, whatever may be the actual date of issue of the same.

K.       GOVERNING LAW; JURISDICTION AND VENUE


         This Warrant shall be governed by and interpreted in accordance with the laws of the State of Florida; provided, however, that if any provision of this Agreement is unenforceable under the laws of the State of Florida, but is enforceable under the laws of ____, then such provision shall be governed by and interpreted in accordance with the laws of the ______.

         The parties agree that the courts of the _______, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.



         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by the undersigned, each being duly authorized, as of the date below.

                                            newagecities.com, Inc.


                                            By:_____________________________
                                            Its:____________________________

DATED:  December 22, 1999

ATTEST:

-----------------------

-----------------------

                           FORM OF NOTICE OF EXERCISE


THIS WARRANT MAY BE EXERCISED ONLY (i) BY A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED), (ii) IF NOT EXERCISED ON BEHALF OF A U.S. PERSON, (iii) IF NO U.S. PERSON HAS ANY INTEREST IN THE WARRANTS BEING EXERCISED OR THE UNDERLYING SECURITIES TO BE ISSUED UPON EXERCISE, AND (iv) OUTSIDE THE UNITED STATES AND THE WARRANT SHARES UNDERLYING THE WARRANTS ARE TO BE DELIVERED OUTSIDE THE UNITED STATES. IF THE ABOVE CANNOT BE COMPLIED WITH, THEN THE WARRANT CAN BE EXERCISED ONLY IF A WRITTEN OPINION OF COUNSEL, THE FORM AND SUBSTANCE OF WHICH IS ACCEPTABLE TO THE COMPANY, IS DELIVERED TO THE COMPANY PRIOR TO EXERCISE OF THE WARRANTS BEING EXERCISED THAT REGISTRATION IS NOT REQUIRED, OR THE UNDERLYING SECURITIES DELIVERED UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock at the Exercise Price of US$ ______ per share, for a total of US$
_________________.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name_________________________________________
         (Please typewrite or print in block letters)

Address______________________________________
       ______________________________________
       ______________________________________

The undersigned represents and warrants to newagecities.com, Inc. that the conditions for exercise of the within Warrant set forth in the first sentence of the first paragraph above have been fully complied with and no U.S.
Person has any interest in the Warrant or the Warrant Shares.

Signature____________________________________________________________________
         (Sign exactly as your name appears on the first page of this Warrant)

ASSIGNMENT FORM
---------------

         FOR VALUE RECEIVED,

_________________________________________________________
hereby sells, assigns and transfers unto


Name

_________________________________________________________
         (Please typewrite or print in block letters)

Address

_________________________________________________________

_________________________________________________________


the right to purchase shares of Common Stock of Newagecities.com, Inc., represented by this Warrant as to which such right is exercisable and does hereby irrevocably constitute and appoint__________________________ Attorney, to transfer the same on the books of Newagecities.com, Inc., with full power of substitution in the premises.

Date:  __________________________

Signature:  ___________________________________________________________________
           (sign exactly as your name appears on the first page of this Warrant)

Note: The Warrant and the Common Stock issuable upon exercise of the Warrant were issued under Regulation S under the Securities Act of 1933, as amended, and may be transferred only in accordance therewith and as provided in the legends set forth in the Warrant.

                                                      AGENTS' CONTINGENT WARRANT

Warrant No. 61

        Void after 5:00 p.m. Toronto, Ontario time, on December 22, 2002
                   Warrant to Purchase Shares of Common Stock

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.


          -------------------------------------------------------------

          CONTINGENT WARRANT TO PURCHASE 150,000 SHARES OF COMMON STOCK

                                       OF

                             NEWAGECITIES.COM, INC.
        ----------------------------------------------------------------

         This it to certify that, FOR VALUE RECEIVED, limited or assigns ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from NEWAGECITIES.COM, INC., an Idaho corporation (the "Company"), the fully paid, validly issued and non-assessable shares of Common Stock, $0.02 par value, of the Company ("Common Stock") at any time or from time to time during the period from the date hereof, through and including June 30, 2005, but not later than 5:00 p.m. time, on June 30, 2005 (the "Exercise Period"), at the price of US$ 2.50 per share (the "Exercise Price"). The total number of shares of Common Stock to be issued upon exercise of this Warrant shall be shares. The price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the respective exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."


         This warrant is exercisable if, and only if, an any time during the Exercise Period, the closing bid price of the Common Stock shall be less than US$ 1.26 for 20 consecutive trading days. Upon the happening of such event, this warrant shall be and remain fully exercisable until the expiration of the Exercise Period.

         The Company has agreed to register the issuance and resale of the Common Stock issuable upon exercise of this Warrant under the U.S. Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement between the Company and the Holder of even date herewith.

         In addition, as an alternative to payment of the aggregate exercise price in accordance with the preceding paragraphs, but only in the event that the issuance and resale of the Warrant Shares are not subject to a current effective registration statement under the Securities Act, then the Holder may elect to effect a cashless exercise by so indicating on the Exercise Form and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Holder shall surrender this Warrant for that number of Common Shares determined by multiplying the number of Warrant Shares for which this warrant is being exercised by the result obtained from subtracting the exercise price in effect at such time from the closing price for the Common Stock on the principal market for the Common Stock on the date preceding the date of exercise.


A.       EXERCISE OF WARRANT

         This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period; provided, however, that (i) if the last day of the Exercise Period is a day on which banking institutions in the City of Toronto are authorized by law to close, then the Exercise Period shall terminate on the next succeeding day that shall not be such a day, and during such period the Holder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, with the Exercise Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Escrow Holder shall, to the extent that the Company has deposited shares of Common Stock with the Escrow Holder for that purpose, issue and deliver to the Holder a certificate or certificates for the designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its principal office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

         THIS WARRANT MAY BE EXERCISED ONLY (i) BY A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT), (ii) IF NOT EXERCISED ON BEHALF OF A U.S. PERSON, (iii) IF NO U.S. PERSON HAS ANY INTEREST IN THE WARRANTS BEING EXERCISED OR THE UNDERLYING SECURITIES TO BE ISSUED UPON EXERCISE, AND (iv) OUTSIDE THE UNITED STATES AND THE WARRANT SHARES UNDERLYING THE WARRANTS ARE TO BE DELIVERED OUTSIDE THE UNITED STATES. IF THE ABOVE CANNOT BE COMPLIED WITH, THEN THE WARRANT CAN BE EXERCISED ONLY IF A WRITTEN OPINION OF COUNSEL, THE FORM AND SUBSTANCE OF WHICH IS ACCEPTABLE TO THE COMPANY, IS DELIVERED TO THE COMPANY PRIOR TO EXERCISE OF THE WARRANTS BEING EXERCISED THAT REGISTRATION IS NOT REQUIRED, OR THE UNDERLYING SECURITIES DELIVERED UPON EXERCISE HAVE BEEN REGISTERED UNDER THE ACT.

B.       RESERVATION OF SHARES AND COVENANTS OF THE COMPANY

         The Company shall at all times have allotted and reserved for issuance, and deposited with the Escrow Holder for delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

         The Company covenants with the Holder that so long as any Warrants remain outstanding and may be exercised:

         1. it will cause the shares of Common Stock and the certificates representing the Common Stock subscribed and paid for pursuant to the exercise of the Warrants to be duly issued and deposited with the Escrow Holder for delivery in accordance herewith and the terms hereof;

         2. all shares of Common Stock that shall be issued upon exercise of the right to purchase provided for herein, upon payment of the prevailing Exercise Price herein provided, shall be fully paid and non-assessable;

         3. it will use its best efforts to maintain its corporate existence; and

         4. generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided herein.

C.       FRACTIONAL SHARES

         No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

         1. If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or, if no such sale is made (or reported) on such day, the average closing bid and asked prices for such day on such exchange or system; or

         2. If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean to the last reported bid and ask prices reported by the Electronic Bulletin Board or National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

         3. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

D.       EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT

         This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any applicable transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt of the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         This Warrant and the Common Stock issuable upon exercise of this Warrant were issued under Regulation S under the Act and may be transferred only in accordance therewith and as provided in the legends set forth in this Warrant.

E.       RIGHTS OF THE HOLDER

         The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

F.       ANTI-DILUTION PROVISIONS

         The respective Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events are follows:

         1. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the respective Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the respective Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

         2. Whenever the respective Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the respective number of Shares initially issuable upon exercise of this Warrant by a fraction, the denominator of which shall be the Exercise Price after giving effect to such action and the numerator of which shall be the Exercise Price in effect immediately prior to such action.

         3. No adjustment in the respective Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustment that by reason of this Subsection
                  (3) is not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (F) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (F) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the respective Exercise Price, in addition to those required by this Section (F), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including the Warrants).

         4. In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (3) inclusive above.

         5. Irrespective of any adjustments in the respective Exercise Price or the related number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

G.       OFFICER'S CERTIFICATE

         Whenever the respective Exercise Price shall be adjusted as required by the provisions of the foregoing Section (F), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of related additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section
(A) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

H.       NOTICES TO WARRANT HOLDERS

         So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, options or warrants (other than this Warrant) or (iii) if a capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen (15) days prior to the date specified, as the case may be, a notice containing a brief description of the proposed action and stating the date on which a record date is to be determined for the purpose of such dividend, distribution or issue of rights, options, or warrants or such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. The failure to give such notice shall not otherwise affect the action take by the Company.

I.       RECLASSIFICATION, REORGANIZATION OR MERGER

         In case of any reclassification, capital reorganization or other change of outstanding shares Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock an other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of such number of shares of Common Stock that might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (I) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (F) hereof.

J.       WARRANTS TO RANK PARI PASSU

         All Warrants shall rank pari passu, whatever may be the actual date of issue of the same.

K.       GOVERNING LAW; JURISDICTION AND VENUE


         This Warrant shall be governed by and interpreted in accordance with the laws of the State of Florida; provided, however, that if any provision of this Agreement is unenforceable under the laws of the State of Florida, but is enforceable under the laws of ____, then such provision shall be governed by and interpreted in accordance with the laws of the ______.

         The parties agree that the courts of the _______, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.



         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by the undersigned, each being duly authorized, as of the date below.

                                            newagecities.com, Inc.


                                            By:_____________________________
                                            Its:____________________________

DATED:  December 22, 1999

ATTEST:

-----------------------

-----------------------

                           FORM OF NOTICE OF EXERCISE


THIS WARRANT MAY BE EXERCISED ONLY (i) BY A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED), (ii) IF NOT EXERCISED ON BEHALF OF A U.S. PERSON, (iii) IF NO U.S. PERSON HAS ANY INTEREST IN THE WARRANTS BEING EXERCISED OR THE UNDERLYING SECURITIES TO BE ISSUED UPON EXERCISE, AND (iv) OUTSIDE THE UNITED STATES AND THE WARRANT SHARES UNDERLYING THE WARRANTS ARE TO BE DELIVERED OUTSIDE THE UNITED STATES. IF THE ABOVE CANNOT BE COMPLIED WITH, THEN THE WARRANT CAN BE EXERCISED ONLY IF A WRITTEN OPINION OF COUNSEL, THE FORM AND SUBSTANCE OF WHICH IS ACCEPTABLE TO THE COMPANY, IS DELIVERED TO THE COMPANY PRIOR TO EXERCISE OF THE WARRANTS BEING EXERCISED THAT REGISTRATION IS NOT REQUIRED, OR THE UNDERLYING SECURITIES DELIVERED UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock at the Exercise Price of US$ ______ per share, for a total of US$
_________________.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name_________________________________________
         (Please typewrite or print in block letters)

Address________________________________________
       ________________________________________
       ________________________________________

The undersigned represents and warrants to newagecities.com, Inc. that the conditions for exercise of the within Warrant set forth in the first sentence of the first paragraph above have been fully complied with and no U.S.
Person has any interest in the Warrant or the Warrant Shares.

Signature____________________________________________________________________
         (Sign exactly as your name appears on the first page of this Warrant)

ASSIGNMENT FORM
---------------

         FOR VALUE RECEIVED,

_________________________________________________________
hereby sells, assigns and transfers unto


Name

_________________________________________________________
         (Please typewrite or print in block letters)

Address

_________________________________________________________

_________________________________________________________


the right to purchase shares of Common Stock of newagecities.com, Inc., represented by this Warrant as to which such right is exercisable and does hereby irrevocably constitute and appoint_____________________________ Attorney, to transfer the same on the books of newagecities.com, Inc., with full power of substitution in the premises.

Date:  __________________________

Signature:  ___________________________________________________________________
          (sign exactly as your name appears on the first page of this Warrant)

Note: The Warrant and the Common Stock issuable upon exercise of the Warrant were issued under Regulation S under the Securities Act of 1933, as amended, and may be transferred only in accordance therewith and as provided in the legends set forth in the Warrant.

                          PLEDGE AND EXCHANGE AGREEMENT



December 22, 1999

Thomson Kernaghan & Co. Limited
365 Bay Street, Tenth Floor
Toronto, Ontario M5H 2V2, Canada

Reference: Newagecities.com

Ladies and gentlemen:

Newagecities.com (the "Company") is offering eight point six-six (8.66) units (the "Units") in a private placement. Each Unit consists of one 8% Convertible Promissory Note (each a "Note" and collectively the "Notes") in the principal amount of $120,150 due April 30, 2000, which is convertible into 95,000 shares of the Company's common stock ("Common Stock"), and which is secured by the pledge of 650,000 shares of Common Stock, all as set forth in the term sheet delivered to you on December 15, 1999, and the transaction documents dated December 22, 1999, which include a Subscription Agreement, the Notes, a Registration Rights Agreement, and Warrants (the "Transaction Documents").

In order to induce Thomson Kernaghan & Co. Limited ("Thomson Kernaghan") to purchase six and 2/3 (6.66) Units, which will be evidenced by the Company's 8% Convertible Secured Promissory Note (the "Thomson Kernaghan Note")in the principal amount of $801,000 (which includes the purchase price of the Units and Thomson Kernaghan's agents fee) and due on April 30, 2000, and in consideration of your doing so, we, the undersigned hereby jointly and severally represent, warrant and agree with you as follows:

1. We are the registered and beneficial owners of 650,000 shares of Common Stock (the "Pledged Shares"). The Pledged Shares have been duly and validly issued, are fully paid and non-assessable. We have good and marketable title to the Pledged Shares, free and clear of any liens or claims, with full power and authority to sell, assign, transfer and deliver the same (subject to the restrictions set forth in paragraph 2 below).

2. The Shares are restricted securities. On April 6, 2000, (a) one year shall have elapsed from the date on which each of us acquired and paid the consideration given for the Shares, (b) our holding period for the Shares set forth in SEC Rule 144(d) shall have expired, and (c) the Shares shall be eligible for resale pursuant to SEC Rule 144, provided that there is then current public information available with respect to the company as required by SEC Rule 144(c).

Thomson Kernaghan & Co. Limited
December 3, 1999
Page 2

Reference: Newagecities.com

3. We hereby pledge the Shares to Thomson Kernaghan, and grant Thomson Kernaghan a security interest in the Shares, all pursuant to the Uniform Commercial Code as in effect in Florida (the "Code"), as collateral for the prompt and full performance of the Company's obligations under the Transaction Documents (the "Obligations")including without limitation, the prompt and full payment of the Thomson Kernaghan Note when due. If the Company shall for any reason default in its performance or observance of any of the Obligations, then Thomson Kernaghan shall have and may exercise all of the remedies of a pledgee and secured party under the Code or as otherwise provided by applicable law. These remedies are in addition to any and all remedies provided in the Transaction Documents. Thomson Kernaghan's remedies shall be cumulative, and the exercise of one shall not preclude the exercise of any other.

4. The pledge of the Pledged Shares by each of us is a bona fide pledge within the meaning of SEC Rule 144(d)(iv), and in the event of a default in the obligation secured by the pledge, the Pledged Shares shall be deemed to have been acquired by Thomson Kernaghan when they were acquired by each of us respectively

5. Until the Thomson Kernaghan Note has been paid or converted in full, and until the Company has fully performed and discharged all of the Obligations, each of us agrees not to sell, assign or transfer any shares of the Company's Common Stock without Thomson Kernaghan's prior written consent.

6. If, for any reason, (a) on April 30, 2000, a registration statement filed under the Securities Act of 1933, as amended (a "Registration Statement"), shall not be in effect with respect to the Common Stock into which the Notes are convertible and the Common Stock underlying the Warrants, or (b) on or after April 30, 2000, the Company refuses or fails to deliver Common Stock pursuant to an effective Registration Statement to Thomson Kernaghan upon conversion of any of the Notes or exercise of any Warrant, then, in any such event, upon the demand of Thomson Kernaghan, the undersigned shall promptly deliver to Thomson Kernaghan the number of Shares equal to the number of shares of Common Stock into which the Notes are convertible, and the number of shares of Common Stock underlying the Warrants, in exchange for the Notes and the Warrants or such interest therein as may be represented by the aggregate number of the Shares, all as Thomson Kernaghan shall specify.

7. The undersigned hereby irrevocably appoint First Level Capital, Inc., (the "Custodian"), whose address is 5301 North Federal Highway, Suite 120, Boca Raton, Florida 33487, as custodian of the Shares for the benefit of Thomson Kernaghan, and hereby agree that delivery of the Shares to the Custodian shall be valid and effective delivery for the account of Thomas Kernaghan for the purposes of perfecting the security interest and rights of Thomson Kernaghan under this agreement.

8. The undersigned have delivered the Shares to the Custodian, and hereby irrevocably instruct the Custodian to hold the Shares for the benefit of Thomson Kernaghan. Upon execution of this agreement, the undersigned agree to execute blank stock powers with respect to the Shares, with their signatures Medallion guarantied, and to deliver the stock powers to the Custodian. The undersigned hereby irrevocably instruct the Custodian to hold and deliver the stock powers together with the certificates for the Shares to which they relate.

9. The undersigned hereby further irrevocably instruct the Custodian that at any time on or after April 30, 2000, upon the receipt of a written statement from Thomson Kernaghan that the Company has defaulted its performance or observance of the Obligations, the Custodian shall deliver to Thomson Kernaghan the number of Shares specified in the statement, together with the executed stock powers related thereto, in exchange for any Note or Notes, and any Warrants, or any interest in any of the foregoing, tendered by Thomson Kernaghan with the statement.

10. This agreement shall terminate when the Company shall have fulfilled all of its Obligations, and a Registration Statement with respect to the Common Stock underlying the Notes and the Warrants shall continuously have been in effect for at least 90 trading days.

Thomson Kernaghan & Co. Limited
December 3, 1999
Page 3

Reference: Newagecities.com


11. This agreement shall be governed by and construed in accordance with the laws of the state of Florida. The parties hereby consent to the jurisdiction and venue of the courts of Ontario, Canada, to hear and determine any action to enforce or construe this agreement. The prevailing party in any such action shall be entitled to recover reasonable attorney's fees.


Very truly yours,

        ------------------------------------            ------------------------------------
                      Signature                                       Signature
        ------------------------------------            ------------------------------------
                        Name                                            Name
        ------------------------------------            ------------------------------------
                       Address                                         Address
        ------------------------------------            ------------------------------------
                City, State, Zip Code                           City, State, Zip Code
        ------------------------------------            ------------------------------------
                  Number of Shares                                Number of Shares


Thomson Kernaghan & Co. Limited
December 3, 1999
Page 4

Reference: Newagecities.com



The undersigned, First Level Capital, Inc., hereby accepts the appointment as Custodian of the Shares pursuant to this agreement, and hereby agrees to be bound as a party hereto and to perform all of its duties hereunder.



First Level Capital, Inc.


By _________________________________
Name _______________________________
Title ______________________________
Date signed ________________________